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     United Security Bancshares -
     $4.4 million Net Income for Nine Months - 2008
FRESNO, CA, October 16, 2008 Dennis R. Woods, President and Chief Executive Officer of United Security Bancshares http://www.unitedsecuritybank.com/ (Nasdaq Global Select: UBFO) reported today the results of operation for the 3rd quarter and nine months ended September 30, 2008.

The results were a net loss of $174,000 for the 3rd quarter of 2008, as compared with net income of $3,657,000 for the 3rd quarter in 2007. Basic and diluted earnings per share for the 3rd quarter 2008 were ($0.01) compared with $0.30 for the 3rd quarter 2007. For the nine months ended September 30, 2008, net income was $4,396,000 compared with $10,568,000 in 2007. For the nine months ended September 30, 2008, return on average equity was 7.05% and the return on average assets was .76%. For the same period in 2007, return on average equity was 17.43% and return on average assets was 1.87%. The low interest rate environment, weak real estate market and economy all combined to impact earnings adversely.

The Board of Directors of United Security Bancshares declared a 4th quarter 2008 stock dividend of one percent (1%). The 4th quarter 2008 stock dividend replaces the quarterly cash dividend and reflects a similar value. The stock dividend will be paid to shareholders of record on October 10, 2008 and dividend shares will be issued on October 22, 2008.

Woods added, "The Company provided $4.4 million to the allowance for loan losses during the 3rd quarter in concert with the continued tight credit markets; weak economy and weak real estate markets. The adequacy of the allowance is based on Management's judgment of several factors including inherent risk in the loan portfolio. Management contracted with an independent credit review company to review the loan portfolio during the third quarter with emphasis on all real estate development loans. The independent review confirmed management's analysis of inherent risk in the portfolio. The large provision resulted in a minimal loss of $174,000 for the quarter. While it's disappointing to record the first-ever quarterly loss in our 21 years of operation, we are very pleased that our core earnings remain strong, and allow us to provide $4.4 million to our allowance with negligible impact on Bank Capital.

Additionally, the US Treasury and the Federal Deposit Insurance Corporation recently announced programs available to banks aimed at improving the credit and real estate markets and strengthening regulatory capital of the banking system. Management and the Board of Directors are reviewing these programs and will participate in those that benefit our customers and shareholders."

Shareholders' equity at quarter end was $81.02 million. During the past 12 months, dividends of $6.0 million were paid out of shareholders' equity to shareholders and $1.95 million was utilized to purchase and retire shares of Company stock at an average price of $15.59 per share.

Net interest income for the 3rd quarter 2008 was $7.4 million, down $1.7 million from the 3rd quarter of 2007 for a decrease of 19.4%. The net interest margin decreased from 5.20% in the 3rd quarter of 2007 to 4.17% in the 3rd quarter of 2008. For the nine months ended September 30, 2008 net interest income was $23 million, down $4.6 million from $27.8 million for the same period in 2007. The lower interest rate environment and increase in nonaccrual loans are the primary factors for the decline.

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The decrease in the net interest margin in the 3rd quarter of 2008 is attributable to the interest income reversed during the quarter ($282,000) on loans transferred to nonaccrual status, an increase in nonaccrual loans and the low interest rate environment. Without reversal of the interest income for nonaccrual, the net interest margin would have been 4.32% in the 3rd quarter of 2008.

Noninterest income for the 3rd quarter of 2008 was $1,591,000, down $2,428,000 from $4,019,000 in 2007 for a decrease of 60.4%. Most of the decrease, $2,158,000, resulted from the gain from the fair value adjustment to the carrying amount of Trust Preferred Securities in 2007 compared with the 3rd quarter of 2008. For the nine months ended September 30, 2008, noninterest income was $5,645,000, down $1,909,000 from $7,554,000 for the same period in 2007. A gain from the fair value adjustment to the carrying amount of Trust Preferred Securities difference of $1,770,000 between periods accounts for most of the change.

Other operating expenses for the three months ended September 30, 2008 were $5,266,000 and $5,291,000 for 2007, a decrease of $25,000 or .47%. For the nine months ended September 30, 2008, other operating expenses totaled $17,026,000, up $1,018,000 from $16,008,000 for the same period in 2007. Salaries and benefits increased by $228,000, occupancy expense rose $315,000, and an impairment loss on core deposit intangibles during the 1st quarter 2008 totaling $624,000 were the primary reasons for the increase.

The provision for loan loss was $4,403,000 for the 3rd quarter of 2008 and $1,950,000 for 3rd quarter of 2007. For the nine months ended September 30, 2008, the provision was $5,216,000 compared with $2,360,000 for the same period in 2007. In determining the adequacy of the allowance for loan losses, Management's judgment is the primary determining factor for establishing the amount of the provision for loan losses and management considers the allowance for loan and lease losses at September 30, 2008 to be adequate. Non-performing assets increased to 7.96% of total assets on September 30, 2008 from 6.67% on June 30, 2008.

United Security Bancshares is a $789+ million bank holding company. United Security Bank, it's principal subsidiary is a state chartered bank and member of the Federal Reserve Bank of San Francisco.

FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and the Company intends such statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management's knowledge and belief as of today and include information concerning the Company's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. A number of factors, some of which are beyond the Company's ability to control or predict, could cause future results to differ materially from those contemplated by such forward-looking statements. These factors include (1) changes in interest rates, (2) significant changes in banking laws or regulations, (3) increased competition in the company's market, (4) other-than-expected credit losses, (5) earthquake or other natural disasters impacting the condition of real estate collateral, (6) the effect of acquisitions and integration of acquired businesses, (7) the impact of proposed and/or recently adopted changes in regulatory, judicial, or legislative tax treatment of business transactions, particularly recently enacted California tax legislation and the subsequent Dec. 31, 2003, announcement by the Franchise Tax Board regarding the taxation of REITs and RICs; and (8) unknown economic impacts caused by the State of California's budget issues. Management cannot predict at this time the severity or duration of the effects of the recent business slowdown on our specific business activities and profitability. Weaker or a further decline in capital and consumer spending, and related recessionary trends could adversely affect our performance in a number of ways including decreased demand for our products and services and increased credit losses. Likewise, changes in interest rates, among other things, could slow the rate of growth or put pressure on current deposit levels and affect the ability of borrowers to repay loans. Forward-looking statements speak only as of the date they are made, and the company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the statements are made, or to update earnings guidance including the factors that influence earnings. For a more complete discussion of these risks and uncertainties, see the Company's Annual Report on Form 10-K for the year ended December 31, 2007, and particularly the section of Management's Discussion and Analysis.


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


United Security Bancshares
Consolidated Balance Sheets (unaudited)
(Dollars in thousands)

                                        September 30  December 31,  September 30
                                              2008          2007         2007
                                            ---------    ---------    ---------
Cash & nonint.-bearing deposits in banks    $  17,872    $  25,300    $  27,111
Interest-bearing deposits in banks             15,101        2,909        5,255
Federal funds sold                                  0            0        1,770
Investment securities AFS                      96,324       89,415       88,657
Loans, net of unearned fees                   606,212      596,481      626,785
 Less: allowance for loan losses              (14,107)     (10,901)     (10,121)
                                            ---------    ---------    ---------
Loans, net                                    592,104      585,580      616,664
Premises and equipment, net                    14,599       15,574       15,789
Intangible assets                              13,677       15,038       13,359
Other assets                                   39,492       37,899       34,372
                                            ---------    ---------    ---------
                 TOTAL ASSETS               $ 789,170    $ 771,715    $ 802,977

Deposits:
 Noninterest-bearing demand & NOW             197,004      184,506      197,681
 Savings & Money Market                       178,129      148,282      185,019
 Time                                         227,151      301,829      286,828
                                            ---------    ---------    ---------
Total deposits                                602,284      634,617      669,528

Borrowed funds                                 86,809       32,280       25,400
Other liabilities                               6,275        9,047       10,961
Junior subordinated debentures                 12,783       13,341       13,554
                                            ---------    ---------    ---------
               TOTAL LIABILITIES            $ 708,151    $ 689,285    $ 719,443

Shareholders' equity:
 Common shares outstanding:
  11,915,077 at Sept. 30, 2008
  11,914,447 at Sept. 30, 2007              $  33,587    $  32,587    $  33,487
Retained earnings                              49,474       49,997       50,791
Fair Value Adjustment - Hedge                       0           (2)         (15)
Accumulated other comprehensive income         (2,043)        (151)        (729)
                                            ---------    ---------    ---------
Total shareholders' equity                  $  81,019    $  82,430    $  83,534
TOTAL LIABILITIES &
                                            ---------    ---------    ---------
SHAREHOLDERS' EQUITY                          789,170      771,715      802,977



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

United Security Bancshares
Consolidated Statements of Income
 (dollars in 000's, except per share amounts)
 (unaudited)


                                                                    Three           Three            Nine            Nine
                                                                    Months         Months           Months          Months
                                                                    Ended          Ended            Ended           Ended
                                                                 September 30     September 30    September 30     September 30
                                                                 ------------     ------------    ------------    --------------
                                                                     2008             2007           2008           2007
                                                                 ------------     ------------    ------------    --------------
Interest income                                                  $     10,936     $     14,712    $     35,111    $       42,911
Interest expense                                                        3,509            5,495          11,971            15,123
                                                                 ------------     ------------    ------------    --------------
Net interest income                                                     7,427            9,218          23,140            27,787
Provision for loan losses                                               4,403            1,950           5,216             2,360
Other income                                                            1,591            4,019           5,645             7,554
Other expenses                                                          5,266            5,291          17,026            16,008
                                                                 ------------     ------------    ------------    --------------
Income before income tax provision                                       (651)           5,996           6,544            16,973
Provision for income taxes                                               (477)           2,339           2,148             6,405
                                                                 ------------     ------------    ------------    --------------
NET INCOME                                                       ($       174)    $      3,657    $      4,396    $       10,568

United Security Bancshares                                           Three            Three            Nine          Nine
Selected Financial Data                                             Months           Months          Months         Months
 (dollars in 000's except per share amounts)                         Ended            Ended           Ended          Ended
                                                                Sept. 30, 2008   Sept. 30, 2007   Sept. 30, 2008  Sept. 30, 2007
                                                                 ------------     ------------    ------------    --------------
Basic Earnings Per Share                                         ($      0.01)    $       0.30    $       0.37    $         0.87
Diluted Earning Per Share                                        ($      0.01)    $       0.30    $       0.37    $         0.87

             Annualized Return on:
Average Assets                                                         -0.09%             1.74%           0.76%             1.87%
Average Equity                                                         -0.84%            15.56%           7.05%            17.43%
Net Interest Margin                                                      4.32%            5.19%           4.43%             5.50%

Net Charge-offs to Average Loans                                         0.17%            0.09%           0.17%             0.05%

                                                                Sept. 30, 2008   Dec. 31, 2007   Sept. 30, 2007
                                                                 ============     ============    ============
Book Value Per Share                                             $       6.80     $       6.95    $       7.01
Tangible Book Value Per Share                                    $       5.65     $       5.68    $       5.89
Efficiency Ratio                                                        59.15%           49.13%          45.30%
Non Performing Assets to Total Assets                                    7.96%            3.66%           2.45%

Allowance for Loan Losses to Total Loans                                 2.33%            1.83%           1.62%
Shares Outstanding - period end                                    11,915,077       11,855,192      11,914,447
Basic Shares  - YTD average weighted                               11,938,701       12,043,738      12,101,486
Diluted Shares - YTD average weighted                              11,944,146       12,078,485      12,145,213
Basic Shares  - QTD average weighted                               11,915,821       12,004,921      12,043,166
Diluted Shares - QTD average weighted                              11,922,481       12,017,521      12,063,823


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

United Security Bancshares                                          Three             Three         Nine            Nine
Consolidated Statements of Income                                   Months            Months        Months          Months
 (dollars in 000's, except per share amounts)                       Ended             Ended         Ended           Ended
 (unaudited)                                                     September 30,     September 30,  September 30,   September 30,
                                                                 ------------     ------------    ------------    --------------
                                                                     2008             2007            2008             2007
                                                                 ------------     ------------    ------------    --------------
Interest income                                                  $     10,936     $     14,712    $     35,111    $       42,911
Interest expense                                                        3,509            5,495          11,971            15,123
                                                                 ------------     ------------    ------------    --------------
Net interest income                                                     7,427            9,218          23,140            27,787
Provision for loan losses                                               4,403            1,950           5,216             2,360
Other income                                                            1,591            4,019           5,645             7,554
Other expenses                                                          5,266            5,291          17,026            16,008
                                                                 ------------     ------------    ------------    --------------
Income before income tax provision                                       (651)           5,996           6,544            16,973
Provision for income taxes                                               (477)           2,339           2,148             6,405
                                                                 ------------     ------------    ------------    --------------
NET INCOME                                                       ($       174)    $      3,657    $      4,396    $       10,568

United Security Bancshares                                              Three         Three           Nine           Nine
Selected Financial Data                                                Months         Months         Months         Months
 (dollars in 000's except per share amounts)                           Ended          Ended          Ended             Ended
                                                                Sept. 30, 2008   Sept. 30, 2007  Sept. 30, 2008  Sept. 30, 2007
                                                                 ------------     ------------    ------------    --------------
Basic Earnings Per Share                                         ($      0.01)    $       0.30    $       0.37    $         0.87
Diluted Earning Per Share                                        ($      0.01)    $       0.30    $       0.37    $         0.87

             Annualized Return on:
Average Assets                                                         -0.09%             1.74%           0.76%             1.87%
Average Equity                                                         -0.84%            15.56%           7.05%            17.43%
Net Interest Margin                                                      4.17%            5.20%           4.44%             5.50%

Net Charge-offs to Average Loans                                         1.01%            1.14%           0.46%             0.44%

                                                               Sept. 30, 2008   Dec. 31, 2007   Sept. 30, 2007
                                                                 ============    ============    ==============
Book Value Per Share                                             $       6.80     $       6.95    $       7.01
Tangible Book Value Per Share                                    $       5.65     $       5.68    $       5.89
Efficiency Ratio                                                        59.15%           49.13%          45.30%
Non Performing Assets to Total Assets                                    7.96%            3.66%           2.45%

Allowance for Loan Losses to Total Loans                                 2.33%            1.83%           1.62%
Shares Outstanding - period end                                    11,915,077       11,855,192      11,914,447
Basic Shares  - YTD average weighted                               11,938,701       12,043,738      12,101,486
Diluted Shares - YTD average weighted                              11,944,146       12,078,485      12,145,213
Basic Shares  - QTD average weighted                               11,936,636       12,004,921      12,043,166
Diluted Shares - QTD average weighted                              11,943,296       12,017,521      12,063,823

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